FINAL TRANSCRIPT

Conference Call Transcript TWMC - Q2 2007 Trans World Entertainment Corp. Earnings Conference Call Event Date/Time: Aug. 23. 2007 / 10:00AM ET

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Aug. 23. 2007 / 10:00AM ET, TWMC - Q2 2007 Trans World Entertainment Corp. Earnings Conference Call

C O R P O R A T E   P A R T I C I P A N T S

Bob Higgins
Trans World Entertainment Corp. - Chairman, CEO

Jim Litwak
Trans World Entertainment Corp. - President, COO

John Sullivan
Trans World Entertainment Corp. - CFO

C O N F E R E N C E   C A L L   P A R T I C I P A N T S

Ian Corydon
B. Riley & Company - Analyst

Joe Gomes
McGinn Smith - Analyst

Jim Schulman
Costa Brava - Analyst

Mitchell Sacks
Grand Slam - Analyst

Tom McGovenue
[Atradius] - Analyst

P R E S E N T A T I O N

Operator

Good day, ladies and gentlemen, and welcome to Trans World Entertainment second-quarter 2007 results conference call.

At this time, all participants are in a listen-only mode. Later, we will conduct a question-and-answer session and instructions will follow at that time. (OPERATOR INSTRUCTIONS). As a reminder, this conference is being recorded.

I would now like to turn the conference over to your host today, Mr. Bob Higgins, Chairman and CEO. Please begin, sir.

Bob Higgins - Trans World Entertainment Corp. - Chairman, CEO

Thank you, Sean. Good morning. With me today are Jim Litwak, our President and Chief Operating Officer, and John Sullivan, our Chief Financial Officer. Thank you for joining us as we discuss our second-quarter results. We will take questions following our comments.

Total sales in the second quarter decreased 10% to $267 million. The Company on average (technical difficulty) operated 12% sure stores during the second quarter as compared to the same period last year. Our comp store sales decrease 6%. Our sales improved slightly over last year as our loss before -- I'm sorry. Our results improved slightly over last year as our loss before extraordinary gain on a per-share basis was $0.32 for the quarter compared to $0.33 last year. We improved our sales over the first quarter, continued our strong gross margin performance and we lowered our expenses.

We are encouraged by these results, particularly with the most recent business in the quarter as the sales trend improved progressively in the quarter. Overall, we feel we have momentum going into the second half of 2007 and feel we can further improve.

Jim will now take you through the highlights of sales for the quarter and progress on our business initiatives.

Jim Litwak - Trans World Entertainment Corp. - President, COO

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Aug. 23. 2007 / 10:00AM ET, TWMC - Q2 2007 Trans World Entertainment Corp. Earnings Conference Call

Thank you, Bob. Good morning.

Q2 comp store sales declined to 6% improving over the first quarter where comp store sales declined 10%. While total sales declined 10% for the quarter, as Bob mentioned, the Company operated, on average, 12% fewer stores.

DVD sales in the quarter increased 7% on a comparable basis. DVD was 36% of our business, up from 32% last year. Our successful DVD business was driven by our catalog performance and continued strong promotional efforts. We improved our Games category, increasing comp store sales by 5%. In Q1, comp store sales were down 12%. Games was 8% of our business for the quarter compared to 7% last year.

Combined comparable store sales for electronic, accessories, and boutique increased 16% versus 11% in the first quarter and now represents 13% of our business in the quarter compared to 10% last year. Electronics was again strong in the quarter and our boutique business has started to grow in a meaningful way as we look forward to improving these categories further for the remainder of 2007. DVD gains, electronics, accessories, and boutique now represent 57% of our mix and were up a combined 9% during the second quarter on a comp store basis.

The categories I spoke of, DVD, games, electronic accessories and boutique, helped partially offset a 19% comp store decline in Music versus the 21% decline in Q1. The Music category represents 43% of our business for the quarter, down from 51% last year. In other words, the comp store sales of all major business categories improved in the second quarter versus the first quarter.

Our gross margin rate for the second quarter increased 100 basis points from 35.6% last year to 36.6% this year. This increase reflects improved margin in our core categories of music, DVD and games, resulting from a greater percentage of higher-margin catalog sales and improved buying. We are encouraged by the improvement over our first-quarter comp store sales decline, which came from progressively better results in each month during the second quarter. These improved results, as well as the stronger new release schedule in music, movies, and games in Q3, are telling us that we are moving in the right direction. We feel we're starting to show the signs of our commitment to all things entertainment, encompassing a stronger product mix, improved in-store visual elements, and our ongoing focus to serving our customer. We see further progress on other fronts.

During the second quarter, we completed our rebranding of the remaining stores to the f.y.e. format. This now positions the Company to test our new brand marketing strategy during the remainder of the year. In addition, we have launched a test of a new store prototype. This new prototype also incorporates refinements to our mix and burn business as we continue to validate the potential in our stores.

John will now take you through the financial results for our second quarter.

John Sullivan - Trans World Entertainment Corp. - CFO

Thank you, Jim. Good morning.

Our net loss for the second quarter was $10.1 million or $0.32 per share. Last year, our loss before extraordinary gain was $10.2 million or $0.33 per share and our net loss was $7.7 million or $0.25 per share. As Jim touched on, our gross margin rate for the quarter increased to 36.6% from 35.6% last year.

SG&A expenses as a percentage of sales for the second quarter was 39.5% compared to 40.2% last year, a decrease of 70 basis points. Last year, our SG&A expenses included $4 million of integration costs associated with the acquisition of Musicland.

EBITDA was a loss of $7.7 million in the quarter compared to a loss of $10 million last year. Our net interest expense was $1.7 million versus $1.5 million last year in the quarter due to increased borrowings on our line of credit. We ended the quarter on our line of credit at $62 million compared to $41 million last year.

Our quarter-end inventory position was just under $475 million versus last year's $505 million. On a square foot basis, this is $82 a foot versus $80 a foot last year.

During the quarter, we closed nine stores and repositioned two other stores and we had no new store openings. We ended the quarter with 963 stores in operation and square feet totaling $5.8 million versus last year's 1091 stores and square feet totaling $6.3 million.

I'll now turn it back to Bob to complete our comments.

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Aug. 23. 2007 / 10:00AM ET, TWMC - Q2 2007 Trans World Entertainment Corp. Earnings Conference Call

Bob Higgins - Trans World Entertainment Corp. - Chairman, CEO

Thank you, John. We have positive momentum in our business moving into the third quarter and are optimistic about further improvement. We are operating in a softer retail environment and an overall gloomier economic climate. As such, we are cautious. Our outlook for the year remains the same in that we continue to expect positive earnings for 2007.

In closing, I reiterate our focus on our initiatives in the months ahead and our commitment to f.y.e. being the preferred destination for all things entertainment.

Now, what I would like to do, Sean, is open up the call to any questions.

Q U E S T I O N   A N D   A N S W E R

Operator

(OPERATOR INSTRUCTIONS). Ian Corydon, B. Riley & Company.

Ian Corydon - B. Riley & Company - Analyst

Good morning. I've got a couple of questions. First, on gross margin, could you just provide a little more detail into how you are getting these gross margin increases and then what the outlook is going forward?

John Sullivan - Trans World Entertainment Corp. - CFO

As Jim mentioned, the margin really improved in all categories. We don't talk about the individual percentages by category, but whether you talk music, DVD margin or games, all had good improvement over last year, a lot of it to do with the mix in the catalog of business; a lot had to do with better buying and getting better discounts. So just across the board and even in the other categories of electronics, boutique and accessories, we also saw improvement in that category.

As far as going forward, I think the margin that we attained in the second quarter of course in the fourth quarter we will see that come down a little bit because of the mix of business in the holiday season, but we are very encouraged by what we are seeing a that aspect.

Ian Corydon - B. Riley & Company - Analyst

Okay, good. My other questions are just regarding the new prototypes stores. Can you give us any feedback there as far as same-store sales, return on investment, the cost, the mix of sales in those stores?

Jim Litwak - Trans World Entertainment Corp. - President, COO

I'll talk a little bit about the prototypes in regards to we did a remodel in Albany about three months ago in the Rotterdam store and we were pleased with the results there. So what we decided to do was to go ahead and take 25 more stores and do a prototype remodel in those. Frankly, we just completed it in the last few weeks, so it's really a little premature to gauge any results. Frankly, we're not going to be able to get a good feel on it and its success until really after the Christmas season. But that being said, we're pleased with Rotterdam and we're now monitoring the other stores very closely as we continue to try to push to maximize the business going forward.

Ian Corydon - B. Riley & Company - Analyst

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Aug. 23. 2007 / 10:00AM ET, TWMC - Q2 2007 Trans World Entertainment Corp. Earnings Conference Call

Will you be rolling out more of those remodels or is that on hold until after the holidays?

Jim Litwak - Trans World Entertainment Corp. - President, COO

That would be on hold until after the holidays.

Ian Corydon - B. Riley & Company - Analyst

What was the cost for the remodel?

John Sullivan - Trans World Entertainment Corp. - CFO

That will give us time to really measure the results and the cost of the changeover runs in about the $30,000 range per store.

Ian Corydon - B. Riley & Company - Analyst

Thank you.

Operator

Joe Gomes, McGinn Smith.

Joe Gomes - McGinn Smith - Analyst

Good morning. I was wondering. Are you still looking at $35 million for CapEx for '07?

John Sullivan - Trans World Entertainment Corp. -CFO

We're not. Our plan right now is reduced down to $28 million. As I look at year-to-date, I think we've spent just under $10 million, so with the first half of the year in, my expectation would be we will be somewhere around the $25 million to $28 million.

Joe Gomes - McGinn Smith - Analyst

Okay. On the inventory, are you comfortable with where you are on the inventory per square foot level or are you looking to bring that down a little bit more?

John Sullivan - Trans World Entertainment Corp. - CFO

No, I think we've got further opportunity in the inventory. We have -- we're at $82 a foot. We would like to be at $80 a foot and that's something we constantly work at.

Joe Gomes - McGinn Smith - Analyst

Okay, thanks.

Bob Higgins - Trans World Entertainment Corp. - Chairman, CEO

Joe, you will see improvement on our inventory performance going forward.

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Aug. 23. 2007 / 10:00AM ET, TWMC - Q2 2007 Trans World Entertainment Corp. Earnings Conference Call

Joe Gomes - McGinn Smith - Analyst

Okay, great. Thanks.

Operator

Jim Schulman, Costa Brava.

Jim Schulman - Costa Brava - Analyst

A couple of quick questions -- I just wanted to get a definition of when you said positive earnings for 2007, what line are you talking about?

John Sullivan - Trans World Entertainment Corp. - CFO

The earnings per share came in at $0.32 versus $0.33 last year.

Jim Schulman - Costa Brava - Analyst

Okay, so you're talking earnings per share. (multiple speakers)

John Sullivan - Trans World Entertainment Corp. - CFO

(multiple speakers) I'm sorry. Positive earnings we expect to be in the black for the year.

Jim Schulman - Costa Brava - Analyst

At what level? Is this after-tax?

John Sullivan - Trans World Entertainment Corp. - CFO

That's after-tax.

Jim Schulman - Costa Brava - Analyst

Okay, I just want (multiple speakers).

John Sullivan - Trans World Entertainment Corp. - CFO

On a per-share basis.

Bob Higgins - Trans World Entertainment Corp. - Chairman, CEO

After-tax and on a per-share basis.

Jim Schulman - Costa Brava - Analyst

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Aug. 23. 2007 / 10:00AM ET, TWMC - Q2 2007 Trans World Entertainment Corp. Earnings Conference Call

After-tax and per share. The other thing is I wonder if you could comment on yesterday's Wal-Mart announcement on them selling the unprotected downloads -- how that -- if that has any impact on you folks.

Bob Higgins - Trans World Entertainment Corp. -Chairman, CEO

We don't think it has any impact on us. We are also one of the few companies that are included in the test. We will be doing the same thing on our Web site and so we will be launching that also.

Bob Higgins - Trans World Entertainment Corp. – Chairman, CEO

(multiple speakers) already up and available with unprotected DRM for about 9000 titles.

Jim Schulman - Costa Brava - Analyst

But given the Breadth, don't you think that is going to [pension] to you guys?

Bob Higgins - Trans World Entertainment Corp. -Chairman, CEO

Not really. They haven't been overly successful with some of their downloads, some of their launches they have done in the past and we don't think it will [pension] to us at all actually.

Jim Schulman - Costa Brava - Analyst

Okay. The last thing -- with your loan up $20 million, year-over-year, where do you guys see that going to your peak season?

John Sullivan - Trans World Entertainment Corp. - CFO

I think, as we move through the rest of the year, we will see that pick up in the third quarter probably somewhere in the $80 million range and then that comes down as we go through the holiday season and we end up in a cash position at year end.

Jim Schulman - Costa Brava - Analyst

Okay, thank you.

Operator

(OPERATOR INSTRUCTIONS). Mitchell Sacks, Grand Slam.

Mitchell Sacks - Grand Slam - Analyst

What amount of revenue are you getting out of your online site right now?

John Sullivan - Trans World Entertainment Corp. - CFO

Yes, we don't disclose the online piece of our business. It's not a material amount.

Mitchell Sacks - Grand Slam - Analyst

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Aug. 23. 2007 / 10:00AM ET, TWMC - Q2 2007 Trans World Entertainment Corp. Earnings Conference Call

Okay. When you say it's not material, so when you are looking at the sales you are getting across your different product lines, are you including any of the online sales in any of your different numbers from the different areas or is it basically a separate sort of a separate line item? How are you looking at that?

John Sullivan - Trans World Entertainment Corp. - CFO

It's a separate line item.

Mitchell Sacks - Grand Slam - Analyst

Okay. So in other words, it's less than 1% of sales I guess?

John Sullivan - Trans World Entertainment Corp. - CFO

It's not material.

Mitchell Sacks - Grand Slam - Analyst

To get to the positive earnings number for this year, what kind of assumptions are you using in terms of a gross margin? Are you assuming the gross margin stays where it is today? Do you expect to improve? To get worse? Where would you look at that going?

John Sullivan - Trans World Entertainment Corp. - CFO

I would expect the sales will come in over $1.3 billion this year. The gross margin will be in the 36% range. The SG&A will be in a range of 33% so that will produce EBITDA of around $40 million to $45 million. Then we've got depreciation that will come in about $36 million, $37 million.

Mitchell Sacks - Grand Slam - Analyst

Okay. What kind of tax rate do you use for an average for the year? Because I know it varies widely by quarter.

John Sullivan - Trans World Entertainment Corp. - CFO

We are using 45%.

Mitchell Sacks - Grand Slam - Analyst

Then on CapEx, I heard the question earlier. You said you were slightly less than $10 million for the year. What was the CapEx for the quarter?

John Sullivan - Trans World Entertainment Corp. - CFO

The CapEx for the quarter I think was $5 million. It was $5 million in the second quarter and we spent $4 million in the first quarter.

Mitchell Sacks - Grand Slam - Analyst

Okay, so the third quarter would be the bulk of the 25 to 28 total?

John Sullivan - Trans World Entertainment Corp. - CFO

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Aug. 23. 2007 / 10:00AM ET, TWMC - Q2 2007 Trans World Entertainment Corp. Earnings Conference Call

Correct.

Mitchell Sacks - Grand Slam - Analyst

So another 15 to 18 call it?

For that quarter?

John Sullivan - Trans World Entertainment Corp. - CFO

Correct.

Mitchell Sacks - Grand Slam - Analyst

And essentially diminimus in the fourth quarter?

John Sullivan - Trans World Entertainment Corp. - CFO

Correct.

Mitchell Sacks - Grand Slam - Analyst

Okay. Then in stores in operation, where do you sort of expect that to end at the end of the year?

John Sullivan - Trans World Entertainment Corp. - CFO

Right now, we've closed I think 29 stores to date. Our expectation right now is I think it's somewhere between 45 and 50 stores we've got scheduled to close at the year end.

Bob Higgins - Trans World Entertainment Corp. - Chairman, CEO

I think the way to look at that -- if you look at our history over ten-year history, we close an average of about 110 stores a year.

Mitchell Sacks - Grand Slam - Analyst

You said you close net 110 stores per year you're saying? You close net 110 stores a year? Is that what you're saying?

Bob Higgins - Trans World Entertainment Corp. - Chairman, CEO

Yes, that's about what the average is.

Mitchell Sacks - Grand Slam - Analyst

Okay, so you have got 960 stores, so that sort of implies that if you --

Bob Higgins - Trans World Entertainment Corp. - Chairman, CEO

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Aug. 23. 2007 / 10:00AM ET, TWMC - Q2 2007 Trans World Entertainment Corp. Earnings Conference Call

I just that's what we do, that's what we've done in past as an average year. We don't give out the actual -- what our closing plans are based on where we see a performance etc. We've had years that are greater than that, years that are less than that.

John Sullivan - Trans World Entertainment Corp. - CFO

Yes, it depends on how the stores perform during the holiday season and the types of deals that we get on renewals. Most of our expirations are at year end, but right now, as we see it, we've got about 45 to 50 stores pegged for closure.

Mitchell Sacks - Grand Slam - Analyst

As you're changing your product mix away from music into other forms of revenue, are you looking to shrink or increase the size of the stores or are you looking to keep them the same?

Bob Higgins - Trans World Entertainment Corp. - Chairman, CEO

I would say, if you looked at our average store today which is about 5500 square feet, I would say it's going to be similar. It depends. We will have some bigger situations and we will have some smaller situations, but that will be where the average will be.

Mitchell Sacks - Grand Slam - Analyst

Okay. I'll get back in queue. Thank you.

Operator

(OPERATOR INSTRUCTIONS). [Tom McGovenue], [Atradius].

Tom McGovenue - [Atradius] - Analyst

Good morning. Current bank line usage, what (technical difficulty) that right now and what is available?

John Sullivan - Trans World Entertainment Corp. - CFO

At the end of the second quarter, we had outstanding $62 million. It's a $150 million line of credit.

Tom McGovenue - [Atradius] - Analyst

It's an asset-backed line?

John Sullivan - Trans World Entertainment Corp. - CFO

Yes, it's secured by inventory and cash proceeds.

Tom McGovenue - [Atradius] - Analyst

Who is the lead on that?

John Sullivan - Trans World Entertainment Corp. - CFO

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Aug. 23. 2007 / 10:00AM ET, TWMC - Q2 2007 Trans World Entertainment Corp. Earnings Conference Call

Bank of America.

Tom McGovenue - [Atradius] - Analyst

Okay. Was that recently increased or --?

John Sullivan - Trans World Entertainment Corp. - CFO

No. We increased it last year to $150 million. We brought it from $100 million up to $130 million when we bought Musicland and then when we were anticipating the Tower acquisition, we moved it up to $150 million last year.

Tom McGovenue - [Atradius] - Analyst

And you said you have $62 million currently outstanding?

John Sullivan - Trans World Entertainment Corp. - CFO

Correct.

Tom McGovenue - [Atradius] - Analyst

Okay, thank you.

Operator

I'm not showing any further questions at this time, sir.

Bob Higgins - Trans World Entertainment Corp. - Chairman, CEO

Okay. As I say, we're very pleased with the turnaround that is taking place. We have seen constant sales improvements in every quarter and that continues. We look very -- we look forward to our third quarter results and sharing them with you at the end of the third quarter. Thank you very much for your time today.

Operator

Ladies and gentlemen, thank you for your participation. That does conclude the teleconference. You may now disconnect. Good day.

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Aug. 23. 2007 / 10:00AM ET, TWMC - Q2 2007 Trans World Entertainment Corp. Earnings Conference Call

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